Exhibit 10.10

FORM OF INCREASE CONFIRMATION

To:	Lloyds TSB Bank plc, as Facility Agent; and Eros International plc, as Parent, for and on behalf of each Obligor

From:	UBS AG, Singapore Branch (the “Accordion Bank”)

Dated:	27 January 2012

EROS INTERNATIONAL PLC—US$125,000,000 Credit Agreement

dated 5 January 2012 (the Facilities Agreement)

We refer to the Facilities Agreement. This agreement (the “Agreement”) shall take effect as an Increase Confirmation for the purpose of the Facilities Agreement. Terms defined in the Facilities Agreement have the same meaning in this Agreement unless given a different meaning in this Agreement.

(a)	We refer to Clause 2.3 (Voluntary Increase) of the Facilities Agreement.

(b)	The Accordion Bank agrees to assume and will assume all of the obligations corresponding to the Commitment specified in the Schedule (the “Relevant Commitment”) as if it was an Original Lender under the Facilities Agreement.

(c)	The proposed date on which the increase in relation to the Accordion Bank and the Relevant Commitment is to take effect (the “Increase Date”) is 3 February 2012.

(d)	On the Increase Date, the Accordion Bank becomes party to the relevant Finance Documents as a Lender.

(e)	The Facility Office and address, fax number and attention details for notices to the Accordion Bank for the purposes of Clause 35 (Notices) are set out in the Schedule.

(f)	The Accordion Bank confirms, for the benefit of the Facility Agent and without liability to any Obligor, that it is not a member of the Group or an affiliate of a member of the Group.

(g)	The Accordion Bank confirms, for the benefit of the Facility Agent and without liability to any Obligor, that it is a Treaty Lender.

(h)	The Accordion Bank confirms (for the benefit of the Facility Agent and without liability to any Obligor) that it is a Treaty Lender that bolds a passport under the HMRC DT Treaty Passport scheme (reference number 06/U/00582/DTTP) and is tax resident in Switzerland, so that interest payable to it by borrowers is generally subject to full exemption from UK withholding tax and notifies the Parent that:

(i)	each Borrower which is a Party as a Borrower as at the Increase Date must, to the extent that the Accordion Bank becomes a Lender under a Facility which is made available to that Borrower pursuant to clause 2.1 (The Facilities) of the Facilities Agreement, make an application to HM Revenue & Customs under form DTTP2 within 30 days of the Increase Date; and

(ii)	each Additional Borrower which becomes an Additional Borrower after the Increase Date must, to the extent that the Accordion Bank is a Lender under a Facility which is made available to that Additional Burrower pursuant to clause 2.1 (The Facilities) of the Facilities Agreement, make an application to HM Revenue & Customs under form DTTP2 within 30 days of becoming an Additional Borrower.

(i)	This Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

(j)	This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

(k)	This Agreement has been entered into on the date stated at the beginning of this Agreement.

THE SCHEDULE

Relevant Commitment/ rights and obligations to be assumed by the Accordion Bank

Commitment:	US$25,000,000

Address:	UBS AG, Singapore Branch, 5 Temasek Boulevard, #18-00 Suntec Tower Five, Singapore 038985

Fax No:	+65 6495 8609

Attention:	Joanna Cheong / Seah Poh Kwang

Tel:	+65 6495 5617 / +65 495 5616

Email Address:	OL-BPS-Singapore@ubs.com

Account Details:	Nostro Correspondent Bank SWIFT CODE For Account of SWIFT CODE Account Number Reference	: UBS AG Stamford : UBSWUS33 : UBS AG Singapore Branch : UBSWSGSG : 101-WA-216003-000 : BPS/Eros

For and on behalf of UBS AG, Singapore Branch as Accordion Bank

By: /s/ Sunil Be[r]l	By: /s/ Rahul Kotwal

Executive Director	Executive Director

This Agreement is accepted as an Increase Confirmation for the purposes of the Facilities Agreement by the Facility Agent and the Increase Date is confirmed as 3 February 2012.

Facility Agent:

By: /s/ Andrew Moore